UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            March 31, 2004

STRATEGIC DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

0-5228

(Commission file number)

Delaware	22-1849240
(State or other jurisdiction of	(I. R. S. Employer
incorporation or organization)	Identification No.)

3220 Tillman Drive, Suite 200, Bensalem, PA	19020
(Address of principal executive offices)	(Zip Code)

215-633-1900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)                      Exhibits:

99.1                                       Press release issued by Strategic Distribution, Inc. (the “Company”) on March 31, 2004 announcing the Company’s 2003 fourth quarter and year end financial results.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 31, 2004, the Company issued a press release announcing the Company’s financial results for the fourth quarter and year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit, is being furnished under item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Strategic Distribution, Inc.

Date: April 1, 2004	By:	/s/ Donald C. Woodring
Donald C. Woodring,
President and Chief Executive Officer

Date: April 1, 2004	By:	/s/ Richard S. Martin
Richard S. Martin,
Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                                                         Press release issued by Strategic Distribution, Inc. (the “Company”) on March 31, 2004 announcing the Company’s 2003 fourth quarter and year end financial results.